Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            ALASKA PACIFIC BANCSHARES, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            ALASKA PACIFIC BANCSHARES, INC.
-----------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
-----------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
                              N/A
-----------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
-----------------------------------------------------------------------------
 (4)  Proposed maximum aggregate value of transaction:
                              N/A
-----------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
-----------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
                             N/A
-----------------------------------------------------------------------------
(3)  Filing party:
                             N/A
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(4)  Date filed:
                             N/A
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



                            May 5, 2000

Dear Stockholder:

     You are cordially invited to attend the First Annual Meeting of Stockholders of Alaska Pacific Bancshares, Inc. ("Company"), the holding company for Alaska Pacific Bank. The meeting will be held in the A-J Room of the Westmark Baranof Hotel located at 127 N. Franklin Street, Juneau, Alaska, on Thursday, June 15, 2000, at 1:00 p.m., local time. This will be the first Annual Meeting of Stockholders since the Company became a public company on July 1, 1999 in connection with the conversion of Alaska Pacific Bank from mutual to stock form.

     The Notice of First Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure that your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                        Sincerely,

                                        /s/Craig E. Dahl
                                        Craig E. Dahl
                                        President and Chief Executive Officer

                     ALASKA PACIFIC BANCSHARES, INC.
                           2094 JORDAN AVENUE
                         JUNEAU, ALASKA  99801
                             (907) 789-4844
-----------------------------------------------------------------------------
             NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held On June 15, 2000
-----------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the First Annual Meeting of Stockholders of Alaska Pacific Bancshares, Inc. ("Company") will be held in the A-J Room of the Westmark Baranof Hotel located at 127 N. Franklin Street, Juneau, Alaska, on Thursday, June 15, 2000, at 1:00 p.m., local time, for the following purposes:

     1.   To elect seven directors;

     2. The approval of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000;

     3. To vote upon a proposal to adopt the Alaska Pacific Bancshares, Inc. 2000 Stock Option Plan;

     4. To vote upon a proposal to adopt the Alaska Pacific Bancshares, Inc. 2000 Management Recognition Plan; and

     5. To act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date(s) to which, by original or later adjournment, the meeting may be adjourned. Only stockholders of record at the close of business on April 27, 2000 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /S/ROGER K. WHITE
                                     ROGER K. WHITE
                                     SECRETARY

Juneau, Alaska
May 5, 2000
-----------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-----------------------------------------------------------------------------

                            PROXY STATEMENT
                                  OF
                    ALASKA PACIFIC BANCSHARES, INC.
                          2094 JORDAN AVENUE
                         JUNEAU, ALASKA  99801
-----------------------------------------------------------------------------
                 FIRST ANNUAL MEETING OF STOCKHOLDERS
                             JUNE 15, 2000
-----------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Alaska Pacific Bancshares, Inc. ("Company"), the holding company for Alaska Pacific Bank ("Savings Bank"), to be used at the First Annual Meeting of Stockholders ("Meeting") of the Company. The Meeting will be held in the A-J Room of the Westmark Baranof Hotel located at 127 N. Franklin Street, Juneau, Alaska, on Thursday, June 15, 2000, at 1:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about May 5, 2000.

-----------------------------------------------------------------------------
                       VOTING AND PROXY PROCEDURE
-----------------------------------------------------------------------------

     Stockholders Entitled to Vote at Meeting. Only stockholders of record at the close of business on April 27, 2000 ("Voting Record Date") are entitled to vote at the Meeting and are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of the close of business on the Voting Record Date, the Company had 655,415 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of securities of the Company.

     Quorum Requirement. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

     Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth in the following pages, FOR the approval of the appointment of independent auditors, FOR adoption of the Alaska Pacific Bancshares, Inc. 2000 Stock Option Plan and FOR adoption of the Alaska Pacific Bancshares, Inc. 2000 Management Recognition Plan. If a stockholder attends the Meeting, he or she may vote by ballot.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Alaska Pacific Bancshares, Inc. ESOP. If a stockholder is a participant in the Alaska Pacific Bancshares, Inc. Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     Vote Required. The seven directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

     With respect to the other proposals to be voted upon at the Meeting, stockholders may vote for or against a proposal or may abstain from voting. Approval of the appointment of independent auditors and adoption of the 2000 Stock Option Plan and the Management Recognition Plan will each require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote.

-----------------------------------------------------------------------------
      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-----------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors and "named executive officers" and all directors and executive officers as a group.

                                      Number of Shares       Percent of Shares
Name                                  Beneficially Owned(1)      Outstanding
----                                  ---------------------      -----------
Beneficial Owners of More Than 5%

Alaska Pacific Bancshares, Inc.               52,433                 8.0%
Employee Stock Ownership Plan Trust

Wellington Management Company, LLP(2)         52,500                 8.0
75 State Street
Boston, Massachusetts 02109

Directors

Avrum M. Gross                                10,000                 1.5
Roger Grummett                                10,000                 1.5
Hugh N. Grant                                 11,000                 1.7
Deborah E. Marshall                            5,000                 0.8
D. Eric McDowell                               8,802                 1.3
William J. Schmitz                            10,000                 1.5

Named Executive Officer(3)

Craig E. Dahl(4)                               9,480                 1.4

All Executive Officers and
Directors as a Group (nine persons)           86,285                11.6%

                        (footnotes on following page)

---------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2) Based on information disclosed in a Schedule 13G, dated December 31, 1999, filed with the SEC.
(3) SEC regulations define the term "named executive officer" to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Craig E. Dahl, President and Chief Executive Officer of the Company, is the Company's only "named executive officer" for the fiscal year ended December 31, 1999.
(4)    Mr. Dahl is also a director of the Company.

-----------------------------------------------------------------------------
                    PROPOSAL I -- ELECTION OF DIRECTORS
-----------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members as required by the Company's Bylaws. The seven members of the Board are the initial directors of the Company each of whose term as initial director expires at the Meeting in accordance with Alaska law. In accordance with the Company's Articles of Incorporation, the Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Seven directors will be elected at the Meeting to serve for the respective term set forth in the following table, or until their respective successors have been elected and qualified. The nominees for election this year are Craig E. Dahl, Avrum M. Gross, Roger Grummett, Hugh N. Grant, Deborah E. Marshall, D. Eric McDowell and William J. Schmitz, each of whom is a current member of the Board of Directors of the Company and of the Savings Bank.

     It is intended that the proxies solicited by the Company's Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend, or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends a vote "FOR" the election of all nominees for election as directors.

     The following table sets forth certain information regarding the nominees for election at the Meeting.

                                      Year First Elected or
Name                      Age (1)     Appointed Director (2)  Term to Expire
----                      -------     ----------------------  --------------
                                BOARD NOMINEES

Deborah E. Marshall         47                1992               2001(3)
Roger Grummett              57                1987               2001(3)
Craig E. Dahl               50                1996               2002(3)
Hugh N. Grant               64                1990               2002(3)
D. Eric McDowell            57                1989               2002(3)
Avrum M. Gross              63                1982               2003(3)
William J. Schmitz          69                1987               2003(3)
______________
(1)    As of December 31, 1999.
(2)    Includes prior service on the Board of Directors of the Savings Bank.
(3)    Assuming the individual is elected.

     The present principal occupation and other business experience during the last five years of each nominee for election is set forth below:

     Deborah E. Marshall owned and operated The Fiddlehead Restaurant and Bakery in Juneau, Alaska for 21 years. Currently, Ms. Marshall is the director of Alaska InvestNet, a statewide capital-matching network, a state-wide service of the Juneau Economic Development Council.

     Roger Grummett is Vice-Chairman of the Board, a position he has held since 1996. Prior to his retirement in 1997, he was a Partner at Shattuck & Grummett Insurance Agency in Juneau, Alaska for 32 years.

     Craig E. Dahl is President and Chief Executive Officer of the Company and the Savings Bank. He has been employed by the Savings Bank since 1992, and is the former President of the B.M. Behrends Bank in Juneau, Alaska.

     Hugh N. Grant has been self-employed as a contractor and real estate developer in Juneau, Alaska since 1961. He is also the owner of the local Western Auto store and other business establishments in Juneau.

     D. Eric McDowell is President and Treasurer and a majority stockholder of McDowell Group, Inc., an economic, market and business research and consulting group, located in Juneau, Alaska and established in 1972.

     Avrum M. Gross is Chairman of the Board, a position he has held since 1996. Mr. Gross was the former Attorney General for the State of Alaska from 1974 to 1980. He is currently an attorney and partner in the law firm of Gross & Burke located in Juneau, Alaska.

     William J. Schmitz is a Certified Public Accountant and a partner in the accounting firm of Schmitz & Buck in Juneau, Alaska, which has been in existence since 1961.

-----------------------------------------------------------------------------
              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-----------------------------------------------------------------------------

     The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 1999, the Board of Directors of the Company held one meeting in connection with its initial organization and three subsequent meetings, and the Board of Directors of the Savings Bank held 16 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during the 1999 fiscal year.

     Committees of the Company's Board. The Company's Board of Directors has established Audit and Nominating Committees, among others.

     The Company's Audit Committee, consisting of Directors Grant (Chairman), Grummett and Marshall, is responsible for reviewing the internal auditors' reports and results of their examination prior to review by and with the entire Board of Directors and retains and establishes the scope of engagement of the Company's independent auditors. This Committee met three times during the 1999 fiscal year.

     The Company's Nominating Committee, consisting of the full Board of Directors, is responsible for the annual selection of nominees for election as directors of the Company. The full Board of Directors met once in its capacity as Nominating Committee during the 1999 fiscal year.

     Committees of the Savings Bank's Board. The Savings Bank's Board of Directors has established Human Resources and Nominating Committees, among others. These committees were in existence and met during the 1999 fiscal year.

     The Human Resources Committee (which also serves as a Compensation Committee) consists of Messrs. McDowell (Chairman), Gross and Schmitz and Ms. Marshall. This Committee meets on an as-needed basis and is responsible for reviewing the Savings Bank's human resource management policies, the salary and wage administration, training and benefits programs, and the employment practices of the Savings Bank. This Committee met four times during fiscal 1999.

     The full Board of Directors appoints a Nominating Committee consisting of members of the Savings Bank for the annual selection of management's nominees for election as directors. The Nominating Committee met once during the year ended December 31, 1999.

     The Board of Directors also has a standing Audit Committee, Board Asset and Liability Committee, and a Strategic Planning and Marketing Committee.

-----------------------------------------------------------------------------
                            DIRECTORS' COMPENSATION
-----------------------------------------------------------------------------

     All directors, other than the Chairman of the Board, receive a monthly fee of $875 per Board meeting attended and $100 per committee meeting
attended.   The Chairman of the Board receives a monthly fee of $1,000 and
$100 per committee meeting attended. Total fees paid to directors, including health insurance benefits paid by the Savings Bank, during the year ended December 31, 1999 were $86,021. No separate fees are paid for service on the Company's Board of Directors.

-----------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
-----------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for Mr. Dahl. No other executive officer of the Company received salary and bonus in excess of $100,000 during the year ended December 31, 1999.

                                        Annual Compensation(1)
                                   -------------------------------
                                                          Other       All
                                                          Annual     Other
                                                         Compen-    Compen-
Name and Position               Year   Salary    Bonus  sation(2)   sation(3)
-----------------               ----   ------    -----  ---------  ---------
Craig E. Dahl                   1999  $110,000  $    --   $  --     $6,320
President and Chief Executive   1998   110,000   22,000      --      6,887
 Officer of the Company and
 the Savings Bank
-------------------------------
(1) Compensation information for the fiscal year ended December 31, 1997 has been omitted as the Company was not a public company at such time.
(2) The aggregate amount of perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported.
(3) For fiscal 1999, consists of 401(k) contributions, automobile allowance and racquet club dues.

Employment and Severance Agreements

       Employment Agreement. The Company and the Savings Bank (collectively, the "Employers") have entered into a three-year employment agreement ("Employment Agreement" or "Agreement") with Mr. Dahl. Under the Employment Agreement, the current base salary for Mr. Dahl is $110,000, which is paid by the Company and the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board of Directors of the Savings Bank. On the anniversary of the commencement date of the Agreement, the term of the Agreement may be extended by the Board of Directors for an additional year unless a termination notice is given by Mr. Dahl. The Agreement is terminable by the Employers for just cause at any time or in certain events specified by federal regulations.

     The Agreement provides for a severance payment and other benefits if employment is terminated following a change in control. This severance payment and benefits, which will be made promptly after any change in control, will have a value equal to 2.99 times the "base amount," as defined in Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), paid to Mr. Dahl during the five years immediately preceding the change in control. Under the Agreement, a "change in control" is deemed to occur if, at anytime during the term of the Agreement, a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, the membership of the Board of Directors changes as the result of a contested election, or stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation has occurred. Assuming that a change in control had occurred at December 31, 1999, Mr. Dahl would be entitled to a severance payment and benefits with a value of approximately $358,000.

     The Employers have also entered into employment and severance agreements with other executive officers of the Company and the Savings Bank on substantially similar terms.

-----------------------------------------------------------------------------
              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-----------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended December 31, 1999, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with.

-----------------------------------------------------------------------------
                         TRANSACTIONS WITH MANAGEMENT
-----------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. The Savings Bank has adopted a policy to this effect.
In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such director or executive officer and his or her related interests are in excess of the greater of $25,000, or 5% of the Savings Bank's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans by the Savings Bank to its executive officers and directors and their
affiliates was $1.3 million at December 31, 1999.   Such loans (i) were made
in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

-----------------------------------------------------------------------------
       PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
-----------------------------------------------------------------------------

     Deloitte & Touche LLP was the Company's independent auditors for the fiscal year ended December 31, 1999. The Board of Directors has appointed Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2000, subject to approval by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

-----------------------------------------------------------------------------
             PROPOSAL III -- RATIFICATION OF 2000 STOCK OPTION PLAN
-----------------------------------------------------------------------------

General

     The Company's Board of Directors adopted the Alaska Pacific Bancshares, Inc. 2000 Stock Option Plan ("Plan") on February 17, 2000 subject to approval by the Company's stockholders.

     The objective of the Plan is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and the Savings Bank and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service.

     The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

Summary of the Plan

     Type of Stock Option Grants. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422(b) of the Code, and Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment, and stock appreciation rights.

     Administration. The Plan is administered by the Compensation Committee. Subject to the terms of the Plan and resolutions of the Board, the Compensation Committee interprets the Plan and is authorized to make all determinations and decisions thereunder. The Compensation Committee also determines the individuals to whom stock options and other awards will be granted, the type and amount of awards that will be granted, and the terms and conditions applicable to such grants.

     Participants. All officers, directors, directors emeriti, and employees of the Company and its subsidiaries are eligible to participate in the Plan.

     Number of Shares of Common Stock Available. The Company has reserved 65,542 shares of Common Stock for issuance under the Plan in connection with the exercise of awards. Shares of Common Stock to be issued under the Plan will be authorized but unissued shares. To the extent the Company utilizes authorized but unissued shares to fund the Plan, the interests of current
stockholders will be diluted.   Since all options are granted through the use
of authorized but unissued Common Stock, current stockholders would be diluted
by approximately 4.3%.   Any shares subject to an award which expires or is
terminated unexercised will again be available for issuance under the Plan.

     Adjustments Upon Changes in Capitalization. Shares awarded under the Plan will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

     Stock Option Grants. The exercise price of each ISO or NQSO will be at least equal to the fair market value of a share of Common Stock on the date of grant.

     The exercise price of an option may be paid in cash, Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Compensation Committee.

     Under the Plan, no ISO is transferable other than by will or the laws of descent and distribution. Any other option shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in the Code, or a gift to any member of the participant's immediate family or to a trust for the benefit of one or more of such immediate family members. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Compensation Committee determines or as may be specified in the Plan. It is anticipated that initial option grants under the Plan will become exercisable in equal installments over a five-year period following the date of grant. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Compensation Committee or specified in the Plan. However, no ISO may be exercised after the tenth anniversary of the date the option was granted.

     Effect of a Change in Control. In the event of a tender offer, exchange offer for shares, or a change in control (as defined in the Plan) of the Company, each outstanding stock option grant will become fully vested and immediately exercisable for a period of sixty days following the date of such change in control, after which any unexercised portion of the option shall revert to being vested as though no change in control had occurred. In addition, in the event of a merger or other corporate event in which the Company is not the surviving entity, the Plan provides that the participant may elect to receive the excess of the fair market value of the Common Stock underlying the option over the option's exercise price in cash or property, as determined in the Compensation Committee's direction.

     Term of the Plan. The Plan will be effective on July 2, 2000 but only if, before that date, the Plan is approved by the stockholders of the Company. By postponing the effective date of the Plan, options granted under the Plan will not be subject to certain restrictions (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Savings Bank's mutual-to-stock conversion. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

     Amendment of the Plan. The Plan allows the Board to amend, suspend or terminate the Plan without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or an NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a long-term capital gain or loss.

     On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly reports the income in respect of the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

New Plan Benefits

     No determination has been made at this time regarding the number of options anticipated to be granted, and the recipients of such options, under the Plan following its effective date.

Board of Directors Recommendation

     The Board of Directors recommends a vote "FOR" the adoption of the Plan attached as Exhibit A.

-----------------------------------------------------------------------------
                     PROPOSAL IV -- RATIFICATION OF THE
                      2000 MANAGEMENT RECOGNITION PLAN
-----------------------------------------------------------------------------

General

     Subject to approval by the Company's stockholders, the Board of Directors of the Company adopted the Alaska Pacific Bancshares, Inc. 2000 Management Recognition Plan ("MRP") on February 17, 2000 for the benefit of officers, employees and non-employee directors of the Company and the Savings Bank.

     The objective of the MRP is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and the Savings Bank and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. In addition, the Company believes that the MRP will provide an important retention incentive for key personnel.

     The following summary is a brief description of the material features of the MRP. This summary is qualified in its entirety by reference to the MRP, a copy of which is attached as Exhibit B.

Summary of the MRP

     Type of Stock Awards. The MRP provides for the award of Common Stock in the form of restricted stock awards which are subject to the restrictions specified in the MRP or as determined by a committee of the Company's Board of Directors.

     Administration. The MRP is administered by the Compensation Committee. Subject to the terms of the MRP and resolutions of the Board, the Compensation Committee interprets the MRP and is authorized to make all determinations and decisions thereunder. The Compensation Committee also determines the individuals to whom restricted stock awards will be made, the number of shares of Common Stock covered by each award and the terms and conditions applicable to such award.

     Participants. All officers, employees, directors and directors emeriti of the Company and its subsidiaries, as well as other persons who render services to the Company, are eligible to participate in the MRP. In addition, non-employee directors of the Company are eligible to participate in the MRP.

     Number of Shares of Common Stock Available. The Company has reserved 26,217 shares of Common Stock for issuance under the MRP in the form of restricted stock. Shares of Common Stock to be issued under the MRP will be
authorized but unissued shares.   Since all MRP shares are awarded through the
use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 3.8%. Any shares subject to an award which is forfeited or is terminated will again be available for issuance under the MRP.

     Adjustments Upon Changes in Capitalization. Shares awarded under the MRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

     Restricted Stock Awards. Awards under the MRP will be made in the form of restricted shares of Common Stock that are subject to restrictions on transfer of ownership. It is anticipated that the initial awards under the MRP will vest in equal installments over a five-year period beginning on the first anniversary of the date of grant. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the recipient will be recognized during the period over which the shares vest. If a recipient terminates service with the Company or its subsidiaries for reasons other than death or disability, or normal retirement after attainment of age 65, the recipient forfeits all rights to shares under restriction. If such termination is caused by death, disability, or normal retirement after attainment of age 65, all restrictions expire and all shares allocated become unrestricted. A recipient will be entitled to voting, dividends and other stockholder rights with respect to the shares while restricted.

     Effect of a Change in Control. In the event of a tender offer, exchange offer for shares, or a change in control (as defined in the MRP) of the Company, each outstanding award under the MRP will become fully vested at the election of the participant that is made within 60 days following such event. If the participant does not make such election within the 60 day period, the restricted shares will continue to vest as though no such event had occurred.

     Term of the MRP. The MRP will be effective on July 2, 2000 but only if, before that date, the MRP is approved by the stockholders of the Company. By postponing the effective date of the MRP, awards under the MRP will not be subject to certain restrictions (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Savings Bank's mutual-to-stock conversion. The MRP will expire on the tenth anniversary of the effective date, unless sooner terminated by the Board.

     Amendment of the MRP. The MRP allows the Board to amend, alter, suspend or terminate the MRP without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his or her consent, in any award theretofore made pursuant to the MRP.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of awards of restricted stock under the MRP is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     A participant who has been awarded restricted stock under the MRP and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount, if any, paid therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary income to the recipient and deductible as such by the Company.

     A recipient of a restricted stock award who makes an election under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount, if any, paid therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

New Plan Benefits

     No determination has been made at this time regarding the number of restricted shares anticipated to be awarded, and the recipients of such awards, under the MRP following its effective date.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote "FOR" the ratification of the MRP attached as Exhibit B.

-----------------------------------------------------------------------------
                              OTHER MATTERS
-----------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form, that are properly executed and dated, will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-----------------------------------------------------------------------------
                              MISCELLANEOUS
-----------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in mailing proxy solicitation materials to beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation. The Company has retained Regan & Associates, Inc., New York, New York, to assist in soliciting proxies for a fee of $4,500, including reimbursable expenses.

     The Company's 1999 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record at the close of business on the Voting Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the SEC, will be furnished without charge to stockholders of record as of the close of business on the Voting Record Date upon written request to Roger K. White, Corporate Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801.

-----------------------------------------------------------------------------
                           STOCKHOLDER PROPOSALS
-----------------------------------------------------------------------------

     Proposals of stockholders intended to be presented at the Company's annual meeting next year must be received by the Company no later than December 22, 2000 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such written notice must be delivered or mailed not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /S/ROGER K. WHITE
                                     ROGER K. WHITE
                                     SECRETARY

Juneau, Alaska
May 5, 2000

                                                                EXHIBIT A

                       ALASKA PACIFIC BANCSHARES, INC.

                           2000 STOCK OPTION PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, emeritus directors and employees of the Corporation and its Affiliates.

     2.  Definitions.  The following definitions are applicable to the Plan:

     "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

     "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

     "Board" -- means the board of directors of the Corporation.

     "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

     "Code" -- means the Internal Revenue Code of 1986, as amended.

     "Committee" -- means the Committee referred to in Section 3 hereof.

     "Corporation" -- means Alaska Pacific Bancshares, Inc., an Alaska corporation, and any successor thereto.

     "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

     "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

     "Option" -- means an Incentive Stock Option or a Non-Qualified Stock
Option.

     "Participant" -- means any director, emeritus director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" -- means this Alaska Pacific Bancshares, Inc. 2000 Stock Option
Plan.

     "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

     "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

     "Shares" -- means the shares of common stock of the Corporation.

     "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, emeritus director or employee of the Corporation or any Affiliate for purposes of any other Award.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards;
(ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.   Shares Subject to Plan.

          (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 65,542 plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

          (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 20,000 Shares, subject to adjustment as provided in Section 6.

     5.   Awards.

          (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

               (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

               (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

               (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

               (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

               (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) two years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

          (b) Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

     7. Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast,
(ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of 60 days following such date, after which each such Option and Right shall revert to being exercisable in accordance with the other provisions of such Option or Right; provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

     9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

     10. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     12. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

     13.  Amendment or Termination.

          (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

          (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

     14. Effective Date and Term of Plan. The Plan shall be effective on July 2, 2000, but only if, prior to such date, the Plan is approved by the Corporation's shareholders. The Plan shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.

                             * * * * *

                                                                  EXHIBIT B

                      ALASKA PACIFIC BANCSHARES, INC.

                     2000 MANAGEMENT RECOGNITION PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, emeritus directors and employees of the Corporation and its Affiliates.

     2.   Definitions.  The following definitions are applicable to the Plan:

     "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

     "Board" -- means the board of directors of the Corporation.

     "Code" -- means the Internal Revenue Code of 1986, as amended.

     "Committee" -- means the Committee referred to in Section 3 hereof.

     "Corporation" -- means Alaska Pacific Bancshares, Inc., an Alaska corporation, and any successor thereto.

     "Participant" -- means any director, emeritus director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" -- means this Alaska Pacific Bancshares, Inc. 2000 Management Recognition Plan.

     "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

     "Shares" -- means the shares of common stock of the Corporation.

     "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, emeritus director or employee of the Corporation or any Affiliate. Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards;
(ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan;

(iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.   Shares Subject to Plan.  Subject to adjustment by the operation of
Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 26,217 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

     5. Terms and Conditions of Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

          (a) At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period.
          Except for such restrictions, and subject to paragraph (c) of this
          Section 5 and Section 6 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends with respect to the Restricted Stock.

                 The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

          (b) If a Participant incurs a Termination of Service for any reason (other than death, disability, or normal retirement after attainment of age 65), all Shares of Restricted Stock awarded to such Participant and which at the time of such Termination of Service are subject to the restrictions imposed pursuant to paragraph (a) of this Section 5 shall upon such Termination of Service be forfeited and returned to the Corporation. If a Participant incurs a Termination of Service by reason of death, disability or normal retirement after attainment of age 65, the Restricted Period with respect to the Participant's Restricted Stock then still subject to restrictions shall thereupon lapse.

          (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                         The transferability of this certificate and the
                 Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Alaska Pacific Bancshares, Inc. Management Recognition Plan. Copies of such Plan are on file in the office of the Secretary of Alaska Pacific Bancshares, Inc., 2094 Avenue, Juneau, Alaska 99801-8046.

          (d) At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

          (e) Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 5 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.

     6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate[s] or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(c) hereof.

     7. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 7 shall be deemed a "change in control": (i) any third person, including a "group" as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast,
(ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, at the election of a Participant that is made within 60 days following such date, the Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse and all Shares awarded hereunder as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If the Participant does not make such election within 60 days following such tender offer, exchange offer, or change in control, such Shares shall continue to be vested in accordance with the other provisions of such Award; provided, however, that no Award which has previously been forfeited shall become vested.

     8. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code.

     9. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     10. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     11. Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     12.  Amendment or Termination.

          (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

          (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

     13. Effective Date and Term of Plan. The Plan shall be effective on July 2, 2000, but only if, prior to such date, the Plan is approved by the Corporation's shareholders. The Plan shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 12 hereof.

                                * * * * *

                          REVOCABLE PROXY
                  ALASKA PACIFIC BANCSHARES, INC.

               FIRST ANNUAL MEETING OF STOCKHOLDERS
                           JUNE 15, 2000

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Alaska Pacific Bancshares, Inc. ("Company"), consisting of Roger Grummett and Hugh N. Grant, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the First Annual Meeting of Stockholders, to be held in the A-J Room of the Westmark Baranof Hotel located at 127 N. Franklin Street, Juneau, Alaska, on Thursday, June 15, 2000, at 1:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                      VOTE       VOTE
                                                       FOR     WITHHELD

1.    The election as director of the nominees         [ ]        [ ]
      listed below (except as marked to the
      contrary below).

      Deborah E. Marshall  (one-year term)
      Roger Grummett  (one-year term)
      Craig E. Dahl  (two-year term)
      Hugh N. Grant  (two-year term)
      D. Eric McDowell (two-year term)
      Avrum M. Gross  (three-year term)
      William J. Schmitz (three-year term)

      INSTRUCTIONS:  To withhold your vote
      for any individual nominee, write the
      nominee's(s') name(s) on the line below.
----------------------------------------------

                                             FOR       AGAINST     ABSTAIN
                                             ---      -------     -------
2.    The approval of the appointment of
      Deloitte & Touche LLP as independent   [ ]         [ ]         [ ]
      auditors for the fiscal year
      ending December 31, 2000.

3.    The adoption of the Alaska Pacific
      Bancshares, Inc. 2000 Stock Option     [ ]         [ ]         [ ]
      Plan.

4.    The adoption of the Alaska Pacific
      Bancshares, Inc. 2000 Management       [ ]         [ ]         [ ]
      Recognition Plan.

5.    In their discretion, upon such other
      matters as may properly come before
      the meeting.

                  (continued and to be signed on reverse side)

                     (continued from reverse side)


The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of First Annual Meeting of Stockholders, a Proxy Statement for the First Annual Meeting of Stockholders, and the 1999 Annual Report to Stockholders.

                                           Dated:                      , 2000
                                                 ----------------------


                                           -----------------------------------
                                           PRINT NAME OF STOCKHOLDER


                                           -----------------------------------
                                           SIGNATURE OF STOCKHOLDER


                                           -----------------------------------
                                           PRINT NAME OF STOCKHOLDER


                                           -----------------------------------
                                           SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign but both holders should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.